                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  December 15, 1997


                         MATERIAL SCIENCES CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                       1-8803              95-2673173
-----------------------------   ------------------------  ---------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

2200 East Pratt Boulevard                                         60007
Elk Grove Village, Illinois                               ---------------------
-------------------------------                                (Zip Code)
(Address of principal executive
 offices)


Registrant's telephone number, including area code:   (847) 439-8270
                                                    ---------------------
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Item 2. Acquisition or Disposition of Assets.

          On December 19, 1997, the Registrant issued the press releases attached hereto as Exhibit 99.1, the text of which is incorporated by reference under this Item 2.


Item 5. Other Events.

          On December 19, 1997, the Registrant issued the press releases attached hereto as Exhibit 99.1, the text of which is incorporated by reference under this Item 5.


Item 7. Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

          To be filed by amendment to this initial report on Form 8-K not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

          (b) Pro Forma Financial Information.


          To be filed by amendment to this initial report on Form 8-K not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

          (c) Exhibits.

          See the exhibits listed in the Index to Exhibits.

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

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATERIAL SCIENCES CORPORATION


                                            /s/ James J. Waclawik, Sr.
Dated:  December 29, 1997              By: ____________________________________

                                                    Vice President and Chief
                                                    Financial Officer
                                           Title: _____________________________



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

                               Index to Exhibits
                               -----------------


Exhibit No.  Description of Document
 2.1         Asset Purchase Agreement by and among Colorstrip, Inc., the
             Registrant and MSC Pinole Point Steel Inc. dated as of November 14,
             1997 (without schedules and exhibits which will be supplementally furnished to the Securities and Exchange Commission upon request).

10.1         Credit Agreement, dated as of December 12, 1997, among the
             Registrant, Bank of America National Trust and Savings Association, as Agent and Letter of Credit Issuing Bank, and the other financial institutions party thereto (without schedules and exhibits which will be supplementally furnished to the Securities and Exchange
             Commission upon request).

99.1         Press releases of the Registrant issued on December 19, 1997.

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